UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2003

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of registrant as specified in its charter)

VIRGINIA	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4201 Dominion Boulevard Glen Allen, Virginia	23060
(Address of Principal Executive Office)	(Zip Code)

(804) 747-0592

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

CONTENTS

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	1.1	Underwriting Agreement, dated July 23, 2003, between Old Dominion Electric Cooperative and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as underwriters

	3.1	Amended and Restated Bylaws

	4.1	Sixteenth Supplemental Indenture, dated as of July 1, 2003, to the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1992, between Old Dominion Electric Cooperative and SunTrust Bank (formerly Crestan Bank), as trustee (including form of the 2003 Series A Bond)

Signature

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE

By:	/s/ DANIEL M. WALKER
Name: Daniel M. Walker Title: Senior Vice President Accounting and Finance (Chief Financial Officer)

Date:  July 25, 2003

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated July 23, 2003, between Old Dominion Electric Cooperative and J.P. Morgan Securities Inc. and Banc of America Securities LLC

3.1	Amended and Restated Bylaws

4.1	Sixteenth Supplemental Indenture, dated as of July 1, 2003, to the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1992, between Old Dominion Electric Cooperative and SunTrust Bank (formerly Crestar Bank), as Trustee (including form of the 2003 Series A Bonds)